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                                                                    Exhibit 3.2


                                     BY-LAWS

                                       OF

                             DMAC ACQUISITION CORP.





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                                TABLE OF CONTENTS

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
ARTICLE I
         STOCKHOLDERS.............................................................................................1

         Section 1.  Annual Meeting...............................................................................1
         Section 2.  Special Meetings.............................................................................1
         Section 3.  Notice of Meetings...........................................................................1
         Section 4.  Quorum.......................................................................................1
         Section 5.  Organization of Meetings.....................................................................2
         Section 6.  Voting.......................................................................................2
         Section 7.  Inspectors of Election.......................................................................2
         Section 8.  Action by Consent............................................................................2

ARTICLE II
         DIRECTORS................................................................................................3

         Section 1.  Number, Quorum, Term, Vacancies, Removal.....................................................3
         Section 2.  Meetings, Notice.............................................................................3
         Section 3.  Committees...................................................................................4
         Section 4.  Action by Consent............................................................................4
         Section 5.  Compensation.................................................................................4

ARTICLE III
         OFFICERS.................................................................................................4

         Section 1.  Titles and Election..........................................................................4
         Section 2.  Terms of Office..............................................................................4
         Section 3.  Removal......................................................................................5
         Section 4.  Resignations.................................................................................5
         Section 5.  Vacancies....................................................................................5
         Section 6.  Chairman of the Board........................................................................5
         Section 7.  President....................................................................................5
         Section 8.  Vice Presidents..............................................................................5
         Section 9.  Secretary....................................................................................5
         Section 10. Treasurer....................................................................................6
         Section 11. Duties of Officers may be Delegated..........................................................6

ARTICLE IV
         INDEMNIFICATION..........................................................................................6

         Section 1.  Actions by Others............................................................................6
         Section 2.  Actions by or in the Right of the Corporation................................................6



                                      (i)

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
         Section 3.  Successful Defense...........................................................................7
         Section 4.  Specific Authorization.......................................................................7
         Section 5.  Advance of Expenses..........................................................................7
         Section 6.  Right of Indemnity not Exclusive.............................................................7
         Section 7.  Insurance....................................................................................8
         Section 8.  Invalidity of any Provisions of this Article.................................................8

ARTICLE V
         CAPITAL STOCK............................................................................................8

         Section 1.  Certificates.................................................................................8
         Section 2.  Transfer.....................................................................................8
         Section 3.  Record Dates.................................................................................8
         Section 4.  Lost Certificates............................................................................9

ARTICLE VI
         CHECKS, NOTES, ETC.......................................................................................9

         Section 1.  Checks, Notes, Etc...........................................................................9

ARTICLE VII
         MISCELLANEOUS PROVISIONS.................................................................................9

         Section 1.  Offices......................................................................................9
         Section 2.  Fiscal Year..................................................................................9
         Section 3.  Corporate Seal...............................................................................9
         Section 4.  Books.......................................................................................10
         Section 5.  Voting of Stock.............................................................................10

ARTICLE VIII
         AMENDMENTS..............................................................................................10


                                      (ii)

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                                     BY-LAWS

                                       OF

                                 DMAC CORPORATION

                                    ARTICLE I

                                  STOCKHOLDERS

                  Section 1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held either within or without the State of Delaware, at such place as the Board of Directors may designate in the call or in a waiver of notice thereof, on the first Monday in May of each year beginning with the year 1999 (or if such day be a legal holiday, then on the next succeeding day not a holiday) at 10 a.m., for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting.

                  Section 2. Special Meetings. Special Meetings of the stockholders may be called by the Board of Directors or by the President, and shall be called by the President or by the Secretary upon the written request of the holders of record of at least twenty-five per cent (25%) of the shares of stock of the Corporation, issued and outstanding and entitled to vote, at such times and at such place either within or without the State of Delaware as may be stated in the call or in a waiver of notice thereof.

                  Section 3. Notice of Meetings. Notice of the time, place and purpose of every meeting of stockholders shall be delivered personally or mailed not less than ten days nor more than sixty days previous thereto to each stockholder of record entitled to vote, at his post office address appearing upon the records of the Corporation or at such other address as shall be furnished in writing by him to the Corporation for such purpose. Such further notice shall be given as may be required by law or by these By-Laws. Any meeting may be held without notice if all stockholders entitled to vote are present in person or by proxy, or if notice is waived in writing, either before or after the meeting, by those not present.

                  Section 4. Quorum. The holders of record of at least a majority of the shares of the stock of the Corporation, issued and outstanding and entitled to vote, present in person or by proxy, shall, except as otherwise provided by law or by these By-Laws, constitute a quorum at all meetings of the stockholders; if there be no such quorum, the holders of a majority of such shares so present or represented may adjourn the meeting from time to time until a quorum shall have been obtained.

                  Section 5. Organization of Meetings. Meetings of the stockholders shall be presided over by the Chairman of the Board, if there be one, or if he is not present by the

President, or if he is not present, by a chairman to be chosen at the meeting. The Secretary of the Corporation, or in his absence an Assistant Secretary, shall act as Secretary of the meeting, if present.

                  Section 6. Voting. At each meeting of stockholders, except as otherwise provided by statute or the Certificate of Incorporation, every holder of record of stock entitled to vote shall be entitled to one vote in person or by proxy for each share of such stock standing in his name on the records of the Corporation. Elections of directors shall be determined by a plurality of the votes cast thereat and, except as otherwise provided by statute, the Certificate of Incorporation, or these By-Laws, all other action shall be determined by a majority of the votes cast at such meeting. Each proxy to vote shall be in writing and signed by the stockholder or by his duly authorized attorney.

                  At all elections of directors, the voting shall be by ballot or in such other manner as may be determined by the stockholders present in person or by proxy entitled to vote at such election. With respect to any other matter presented to the stockholders for their consideration at a meeting, any stockholder entitled to vote may, on any question, demand a vote by ballot.

                  A complete list of the stockholders entitled to vote at each such meeting, arranged in alphabetical order, with the address of each, and the number of shares registered in the name of each stockholder, shall be prepared by the Secretary and shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                  Section 7. Inspectors of Election. The Board of Directors in advance of any meeting of stockholders may appoint one or more Inspectors of Election to act at the meeting or any adjournment thereof. If Inspectors of Election are not so appointed, the chairman of the meeting may, and on the request of any stockholder entitled to vote, shall appoint one or more Inspectors of Election. Each Inspector of Election, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of Inspector of Election at such meeting with strict impartiality and according to the best of his ability. If appointed, Inspectors of Election shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

                  Section 8. Action by Consent. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if, prior to such action, a written consent or consents thereto, setting forth such action, is signed by the holders of record of shares of the stock of the Corporation, issued and outstanding and entitled to vote thereon, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

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                                   ARTICLE II

                                    DIRECTORS

                  Section 1. Number, Quorum, Term, Vacancies, Removal. The
Board of Directors of the Corporation shall consist of at least two but no more than five persons. The number of directors may be changed by a resolution passed by a majority of the whole Board or by a vote of the holders of record of at least a majority of the shares of stock of the Corporation, issued and outstanding and entitled to vote.

                  A majority of the members of the Board of Directors then holding office (but not less than one-third of the total number of directors nor less than two directors) shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum shall have been obtained.

                  Directors shall hold office until the next annual election and until their successors shall have been elected and shall have qualified, unless sooner displaced.

                  Whenever any vacancy shall have occurred in the Board of Directors, by reason of death, resignation, or otherwise, other than removal of a director with or without cause by a vote of the stockholders, it shall be filled by a majority of the remaining directors, though less than a quorum (except as otherwise provided by law), or by the stockholders, and the person so chosen shall hold office until the next annual election and until his successor is duly elected and has qualified.

                  Any one or more of the directors of the Corporation may be removed either with or without cause at any time by a vote of the holders of record of at least a majority of the shares of stock of the Corporation, issued and outstanding and entitled to vote, and thereupon the term of the director or directors who shall have been so removed shall forthwith terminate and there shall be a vacancy or vacancies in the Board of Directors, to be filled by a vote of the stockholders as provided in these By- Laws.

                  Section 2. Meetings, Notice. Meetings of the Board of Directors shall be held at such place either within or without the State of Delaware, as may from time to time be fixed by resolution of the Board, or as may be specified in the call or in a waiver of notice thereof. Regular meetings of the Board of Directors shall be held at such times as may from time to time be fixed by resolution of the Board, and special meetings may be held at any time upon the call of two directors, the Chairman of the Board, if one be elected, or the President, by oral, telegraphic or written notice, duly served on or sent or mailed to each director not less than two days before such meeting. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place at which such meeting was held. Notice need not be given of regular meetings of the Board. Any meeting may be held without notice, if all directors are present, or if notice is waived in writing, either before or after the meeting, by those not present. Any member of the Board of Directors, or any committee thereof, may participate in a

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meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting by such means shall constitute presence in person at such meeting.

                  Section 3. Committees. The Board of Directors may, in its discretion, by resolution passed by a majority of the whole Board, designate from among its members one or more committees which shall consist of two or more directors. The Board may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Such committees shall have and may exercise such powers as shall be conferred or authorized by the resolution appointing them. A majority of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board shall have power at any time to change the membership of any such committee, to fill vacancies in it, or to dissolve it.

                  Section 4. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, if prior to such action a written consent or consents thereto is signed by all members of the Board, or of such committee as the case may be, and such written consent or consents is filed with the minutes of proceedings of the Board or committee.

                  Section 5. Compensation. The Board of Directors may determine, from time to time, the amount of compensation which shall be paid to its members. The Board of Directors shall also have power, in its discretion, to allow a fixed sum and expenses for attendance at each regular or special meeting of the Board, or of any committee of the Board; in addition the Board of Directors shall also have power, in its discretion, to provide for and pay to directors rendering services to the Corporation not ordinarily rendered by directors, as such, special compensation appropriate to the value of such services, as determined by the Board from time to time.

                                   ARTICLE III

                                    OFFICERS

                  Section 1. Titles and Election. The officers of the Corporation, who shall be chosen by the Board of Directors at its first meeting after each annual meeting of stockholders, shall be a President, a Treasurer and a Secretary. The Board of Directors from time to time may elect a Chairman of the Board, one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers and agents as it shall deem necessary, and may define their powers and duties. Any number of offices may be held by the same person.

                  Section 2. Terms of Office. The officer shall hold office until their successors are chosen and qualify.

                  Section 3. Removal. Any officer may be removed, either with or without cause, at any time, by the affirmative vote of a majority of the Board of Directors.

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                  Section 4. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the Secretary. Such resignation shall take effect at the time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  Section 5. Vacancies. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the directors may choose a successor, who shall hold office for the unexpired term in respect of which such vacancy occurred.

                  Section 6. Chairman of the Board. The Chairman of the Board of Directors, if one be elected, shall preside at all meetings of the Board of Directors and of the stockholders, and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

                  Section 7. President. The President shall be the Chief Executive Officer of the Corporation and, in the absence of the Chairman, shall preside at all meetings of the Board of Directors, and of the stockholders. He shall exercise the powers and perform the duties usual to the chief executive officer and, subject to the control of the Board of Directors, shall have general management and control of the affairs and business of the Corporation; he shall appoint and discharge employees and agents of the Corporation (other than officers elected by the Board of Directors) and fix their compensation; and he shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall have the power to execute bonds, mortgages and other contracts, agreements and instruments of the Corporation, and shall do and perform such other duties as from time to time may be assigned to him by the Board of Directors.

                  Section 8. Vice Presidents. If chosen, the Vice Presidents, in the order of their seniority, shall, in the absence or disability of the President, exercise all of the powers and duties of the President. Such Vice Presidents shall have the power to execute bonds, notes, mortgages and other contracts, agreements and instruments of the Corporation, and shall do and perform such other duties incident to the office of Vice President and as the Board of Directors, or the President shall direct.

                  Section 9. Secretary. The Secretary shall attend all sessions of the Board and all meetings of the stockholders and record all votes and the minutes of proceedings in a book to be kept for that purpose. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary shall affix the corporate seal to any instrument requiring it, and when so affixed, it shall be attested by the signature of the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer who may affix the seal to any such instrument in the event of the absence or disability of the Secretary. The Secretary shall have and be the custodian of the stock records and all other books, records and papers of the Corporation (other than financial) and shall see that all books, reports, statements, certificates and other documents and records required by law are properly kept and filed.

                  Section 10. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the directors whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

                  Section 11. Duties of Officers may be Delegated. In case of the absence or disability of any officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may delegate, for the time being, the powers or duties, or any of them, of such officer to any other officer, or to any director.

                                   ARTICLE IV

                                 INDEMNIFICATION

                  Section 1. Actions by Others. The Corporation (1) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or an officer of the Corporation and (2) except as otherwise required by Section 3 of this Article, may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  Section 2. Actions by or in the Right of the Corporation.
The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

                  Section 3. Successful Defense. To the extent that a person who is or was a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or Section 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  Section 4. Specific Authorization. Any indemnification under
Section 1 or Section 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said Sections 1 and 2. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

                  Section 5. Advance of Expenses. Expenses incurred by any person who may have a right of indemnification under this Article in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation pursuant to this Article.

                  Section 6. Right of Indemnity not Exclusive. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of or participant in another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article,
Section 145 of the General Corporation Law of the State of Delaware or otherwise.

                  Section 8. Invalidity of any Provisions of this Article. The invalidity or unenforceability of any provision of this Article shall not affect the validity or enforceability of the remaining provisions of this Article.

                                    ARTICLE V

                                  CAPITAL STOCK

                  Section 1. Certificates. The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The certificates of stock shall be signed by the President or a Vice President and by the Secretary, or the Treasurer, or an Assistant Secretary, or an Assistant Treasurer, and countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. Where any such certificate is countersigned by a transfer agent other than the Corporation or its employee, or registered by a registrar other than the Corporation or its employee, the signature of any such officer may be a facsimile signature. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures shall have been used thereon had not ceased to be such officer or officers of the Corporation.

                  Section 2. Transfer. The shares of stock of the Corporation shall be transferred only upon the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

                  Section 3. Record Dates. The Board of Directors may fix in advance a date, not less than ten nor more than sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the distribution or allotment of any rights, or the date when any change, conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to receive any distribution or allotment of such rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such distribution or allotment or rights or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                  Section 4. Lost Certificates. In the event that any certificate of stock is lost, stolen, destroyed or mutilated, the Board of Directors may authorize the issuance of a new certificate of the same tenor and for the same number of shares in lieu thereof. The Board may in its discretion, before the issuance of such new certificate, require the owner of the lost, stolen, destroyed or mutilated certificate, or the legal representative of the owner to make an affidavit or affirmation setting forth such facts as to the loss, destruction or mutilation as it deems necessary, and to give the Corporation a bond in such reasonable sum as it directs to indemnify the Corporation.

                                   ARTICLE VI

                               CHECKS, NOTES, ETC.

                  Section 1. Checks, Notes, Etc. All checks and drafts on the Corporation's bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, may be signed by the President or any Vice President and may also be signed by such other officer or officers, agent or agents, as shall be thereunto authorized from time to time by the Board of Directors.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

                  Section 1. Offices. The registered office of the Corporation shall be located at the office of The Corporation Trust Company, in the City of Wilmington, County of New Castle, in the State of Delaware and said Corporation shall be the registered agent of this Corporation in charge thereof. The Corporation may have other offices either within or without the State of Delaware at such places as shall be determined from time to time by the Board of Directors or the business of the Corporation may require.

                  Section 2. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

                  Section 3. Corporate Seal. The seal of the Corporation shall be circular in form and contain the name of the Corporation, and the year and state of its incorporation. Such seal may be altered from time to time at the discretion of the Board of Directors.

                  Section 4. Books. There shall be kept at such office of the Corporation as the Board of Directors shall determine, within or without the State of Delaware, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

                  Section 5. Voting of Stock. Unless otherwise specifically authorized by the Board of Directors, all stock owned by the Corporation, other than stock of the Corporation, shall be voted, in person or by proxy, by the President or any Vice President of the Corporation on behalf of the Corporation.

                                  ARICLE VIII

                                   AMENDMENTS

                  Section 1. Amendments. The vote of the holders of at least a majority of the shares of stock of the Corporation, issued and outstanding and entitled to vote, shall be necessary at any meeting of stockholders to amend or repeal these By-Laws or to adopt new by-laws. These By-Laws may also be amended or repealed, or new by-laws adopted, at any meeting of the Board of Directors by the vote of at least a majority of the entire Board; provided that any by-law adopted by the Board may be amended or repealed by the stockholders in the manner set forth above.

                  Any proposal to amend or repeal these By-Laws or to adopt new by-laws shall be stated in the notice of the meeting of the Board of Directors or the stockholders, or in the waiver of notice thereof, as the case may be, unless all of the directors or the holders of record of all of the shares of stock of the Corporation, issued and outstanding and entitled to vote, are present at such meeting.

                               DMAC ACQUISITION CORP.

                           _____________________________

                             Unanimous Written Consent

                                       of the

                                 Board of Directors

                           _____________________________

          The undersigned, being all the directors of DMAC ACQUISITION CORP., a Delaware corporation (the "Corporation"), acting without a meeting pursuant to
Section 141(f) of the General Corporation Law of the State of Delaware, do hereby consent to the taking of action without a meeting and adopt the following resolutions:

AMENDMENT OF BY-LAWS

          RESOLVED, that the first sentence of Article III, Section 7 of the By-Laws of the Corporation shall be amended so that, as amended, such sentence shall read in its entirety as follows:

          "The President, in the absence of the Chairman, shall preside at all meetings of the Board of Directors, and of the stockholders."

          RESOLVED, that Article III, Section 6 shall be amended by inserting at the end thereof the following sentence:

          "The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation."

REMOVAL OF THE CHAIRMAN OF THE BOARD OF DIRECTORS

          RESOLVED, that David De Leeuw is hereby removed as Chairman of the Board of the Board of Directors of the Corporation.

APPOINTMENT OF THE CHAIRMAN OF THE BOARD OF DIRECTORS

          RESOLVED, that Martin R. Lewis is hereby appointed and elected Chairman of the Board of the Board of Directors of the Corporation.

REMOVAL OF CURRENT OFFICERS

          RESOLVED, that the following persons are hereby removed as officers of the Corporation:

          David De Leeuw           President and Treasurer
          David E. King            Vice President and Secretary

APPOINTMENT OF OFFICERS

          RESOLVED, that the following persons are hereby appointed and elected officers of the Corporation as follows:

          Robert M. Miklas         President
          John F. Meneough         Executive Vice President
          Jack Resnick             Executive Vice President
          Scott P. Ebert           Vice President and Controller

GENERAL RESOLUTIONS

          RESOLVED, that each of the officers of the Corporation be, and each of them severally is, hereby authorized, empowered and directed, in the name and on behalf of the Corporation, to execute, certify, file and record such additional agreements, notices, documents, certificates and instruments and to take such additional action as may be or become necessary, appropriate or convenient to carry out and put into effect the purposes of the foregoing resolutions, the authority for the execution, certification, delivery and filing of such agreements, documents, certificates and instruments and the taking of such action to be conclusively evidenced thereby; and it is

          RESOLVED, that all actions of any kind heretofore taken by the Corporation in connection with the foregoing resolution be, and they hereby are, ratified, confirmed and approved in all respects.

          IN WITNESS WHEREOF, the undersigned have executed this Consent effective as of June 27, 1998.


                                             /s/ David De Leeuw
                                             -----------------------------------
                                             David De Leeuw


                                             /s/ Martin R. Lewis
                                             -----------------------------------
                                             Martin R. Lewis


                                             /s/ James Wu
                                             -----------------------------------
                                             James Wu

                                 DIMAC CORPORATION

                ____________________________________________________

                             Unanimous Written Consent

                                       of the

                                 Board of Directors

               _____________________________________________________


          The undersigned, being all the directors of DIMAC CORPORATION, a Delaware corporation (the "Corporation"), do hereby consent to the taking of action without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law. The following actions are hereby approved and the following resolutions are hereby adopted by the Corporation.

AMENDMENT OF BY-LAWS

          RESOLVED, that the first sentence of Article II, Section 1 of the By-Laws of the Corporation shall be amended so that, as amended, such sentence shall read in its entirety as follows:

          "The Board of Directors of the Corporation shall consist of at least two but not more than eight persons."

ELECTION OF ADDITIONAL DIRECTORS

          RESOLVED, that the following persons are hereby elected and qualified as directors of the Corporation until their respective successors are elected and qualified or until their respective resignation or removal:

          David E. King;

          Timothy Beffa;

          Benjamin L. McSwiney;

          George E. McCown; and

          John D. Weil.

GENERAL RESOLUTIONS

          RESOLVED, that each of the officers of the Corporation be, and each of them severally is, hereby authorized, empowered and directed, in the name and on behalf of the Corporation, to execute, certify, file and record such additional agreements, notices, documents, certificates and instruments and to take such additional action as may be or become necessary, appropriate or convenient to carry out and put in effect the purposes of the foregoing resolutions, the authority for the execution, certification, delivery and filing of such agreements, documents, certificates and instruments and the taking of such action to be conclusively evidenced thereby; and it is further

          RESOLVED, that all actions of any kind heretofore taken by the Corporation in connection with the foregoing resolutions be, and they hereby are, ratified, confirmed and approved in all respects.

          IN WITNESS WHEREOF, the undersigned have executed this Consent effective as of the 31st day of August, 1998.

                                             /s/ David De Leeuw
                                             -------------------------------
                                             David De Leeuw


                                             /s/ Martin R. Lewis
                                             -------------------------------
                                             Martin R. Lewis

                                             /s/ James Wu
                                             -------------------------------
                                             James Wu